Jan. 06, 2017

SELECTIVE OPPORTUNITY FUND (the “Fund”)

Supplement to the Prospectus dated January 6, 2017

Effective January 1, 2018, the Management Agreement between Unified Series Trust and Selective Wealth Management, LLC (the “Adviser”), investment adviser to the Fund, is amended to reduce the management fee paid by the Fund to the Adviser from 1.25% to 0.85% of the average daily net assets of the Fund.

This supplement updates certain information in the prospectus of the Fund as set forth below.

SUMMARY SECTION

The following replaces, in its entirety, the sub-section entitled Fees and Expenses of the Fund on page 1 of the prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses[1]	0.68%
Acquired Fund Fees and Expenses[1]	0.01%

Total Annual Fund Operating Expenses	1.54%

[1]	Other expenses and Acquired Fund Fees and Expenses (“AFFE”) are based on estimated amounts for the fiscal year ended December 31, 2017. AFFE are fees and expenses incurred by the Fund in connection with its investments in other investment companies.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$157	$486